SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                            ------------------------


                   Date of Report
                   (Date of earliest
                   event reported):              April 27, 2000


                              Bandag, Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Iowa                    001-07007                    42-0802143
    ---------------           ----------------            -------------------
    (State or other           (Commission File               (IRS Employer
    jurisdiction of               Number)                 Identification No.)
    incorporation)

                  2905 North Highway 61, Muscatine, Iowa 52761
           -----------------------------------------------------------
           (Address of principal executive offices including zip code)

                                 (319) 262-1400
                         -------------------------------
                         (Registrant's telephone number)



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


Item 5.  Other Events.

  (a) Registrant is filing (i) unaudited condensed consolidated statements of earnings for the three month periods ended March 31, 2000 and 1999, respectively, (ii) unaudited condensed consolidated statements of cash flows for the three months ended March 31, 2000 and 1999, respectively, and (iii) unaudited condensed consolidated balance sheets as of March 31, 2000 and December 31, 1999, respectively.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

  (a)    None.

  (b)    None.

  (c)    See Exhibit Index on page 3.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

         Date:    April 27, 2000

                                        BANDAG, INCORPORATED


                                        By:  /s/  Warren W. Heidbreder
                                           -------------------------------------
                                           Warren W. Heidbreder, Vice President,
                                           Chief Financial Officer



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



                                  EXHIBIT INDEX



    Exhibit Number                         Exhibit Description
    --------------                         -------------------

         99.1 Unaudited condensed consolidated statements of earnings for the three month periods ended March 31, 2000 and 1999, respectively, (i) unaudited condensed consolidated statements of cash flows for the three months ended March 31, 2000 and 1999, respectively, and
                         (ii) unaudited condensed consolidated balance sheets as of March 31, 2000 and December 31, 1999, respectively.



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